10.4

Blomstrom & Co., P. C.
     Certified Public Accountants

                                               8323 Southwest Freeway, Suite 650
                                                      Houston, Texas 77074

                                                          (800) 235-0517
                                                          (713) 771-4385
                                                      Fax (713) 771-5553




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement for the purpose of issuing 465,000 number of Common Shares on Form 10 of our report dated March 10, 1999, on our audit of the financial statements of Americana Publishing, Inc. We also consent to the reference to our firm under the caption "Experts" and "Selected Financial Data".








Houston, Texas
April 9, 1999





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